Exhibit 10.1

                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (this "Agreement") is entered into this the 28th day of June, 2002, by and among KRC Communications, Inc., a Florida corporation ("Seller"), Keith R. Chrismon, the sole shareholder of Seller ("Chrismon"), e resources inc, a Utah corporation ("Purchaser"), and those person listed on the signature pages hereto as the shareholders (collectively, the "Shareholders", with Chrismon being one of the Shareholders).

                                    RECITALS:

     A. Seller in the business of constructing cellular communications towers and providing communications services to its clients (the "Business").

     B. Seller desires to sell, assign, transfer and convey to Purchaser, and Purchaser desires to purchase and acquire from Seller, certain assets of the Seller used in the Business, in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the above recitals and of the mutual covenants, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Sale of Assets. Seller agrees to sell, transfer and convey to Purchaser, the Assets which are specifically identified on the schedule attached hereto as
Schedule 1 (the "Assets"), free and clear of all liens and encumbrances, and Purchaser agrees to purchase the Assets at Closing (as defined herein), in exchange for the consideration to be delivered by Purchaser to the Shareholders as set forth in Section 3 below. The transfer of Assets shall be pursuant to a Bill of Sale from Seller to Purchaser substantially in the form attached hereto as Exhibit "A", which shall be delivered at Closing.

     2. Treatment of Liabilities. Purchaser shall not assume nor be liable for any debt, expense, liability or obligation of any kind or character, whether direct or indirect, liquidated or unliquidated, fixed or contingent, arising out of Seller's ownership of the Assets.

     3. Purchase Price. In consideration of the sale, transfer and conveyance of the Assets from Seller to Purchaser in accordance with the terms of this Agreement, at Closing Purchaser agrees to issue to the Shareholders, an aggregate of Eighty Three Million (83,000,000) shares of the Purchaser's common stock, par value $.001 per share (the "Common Stock"). The names of the Shareholders and the number of shares of Common Stock to be issued to each Shareholder are as follows:


NAME                                                              NO OF SHARES
------------------                                                ------------

Keith Roy Chrismon                                                22,500,000
Kenneth W. Brand                                                  22,500,000
Steven W. Troyan                                                  22,500,000
Mike Delin                                                         3,000,000
Sharon R. Hetman                                                   5,000,000
Quandry, LLC                                                       3,750,000
Amber Run, LLC                                                     3,750,000
                                                                  ----------
TOTAL                                                             83,000,000


     4. Closing. The closing (the "Closing") will be held at the offices of Hallett & Perrin, P.C., located at 2001 Bryan Street, Suite 3900, Dallas, Texas at 10:00 a.m. on June 28, 2002. At the Closing, the Seller shall deliver to the Purchaser the Assets, together with the Bill of Sale and such assignments and consents (if any) as are necessary to convey the Assets or may be requested by Purchaser, and Purchaser shall cause its transfer agent to issue and deliver to each of the Shareholders a stock certificate representing the number of shares to be issued to each such Shareholder, in form sufficient to vest record and beneficial title fully to such shares. All other appropriate and customary documents as Purchaser or Seller or their respective counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement shall also be delivered at Closing. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

     5. Corporate Matters. Purchaser has informed the Seller that it intends to effect a registration of certain outstanding shares of its Common Stock as set forth on Schedule 5 to this Agreement with the Securities and Exchange Commission ("SEC"), immediately following the Closing of the transactions contemplated by this Agreement. Purchaser has also informed Seller that it shall file a Form 8-K with the SEC reporting the purchase of the Assets, if the transactions contemplated by this Agreement close. Seller and the Shareholders agree that they shall at all times cooperate with Purchaser and promptly provide Purchaser with all information it requests, including, without limitation, audited financial statements and information with respect to the Assets, in connection with the preparation of the registration statement and the Form 8-K, and any other SEC filings which Purchaser deems appropriate. Purchaser agrees that it shall file the registration statement covering the shares listed on
Schedule 5 as soon as it deems advisable after execution of this Agreement and shall use its reasonable efforts to make the registration of such shares effective as soon as possible thereafter, but under no circumstances shall the registration statement be filed with the SEC more than 15 days post-Closing unless the parties otherwise agree in writing.

     6. Board of Directors of Purchaser. Effective immediately after the Closing, (a) Christopher D. Curtis ("Curtis") and Charles C. Cunningham ("Cunningham") shall enter into termination agreements terminating their respective employment agreements with the Purchaser (the "Termination Agreements"), (b) Curtis, Cunningham, and R. Lee Matzig shall resign as members of the Board of Directors of Purchaser and Curtis shall resign from all officer positions he holds with the Purchaser and its subsidiaries, and (c) prior to such resignation, the Board of Directors of Purchaser shall take such action as is appropriate to (i) increase the number of directors to five (5) persons and appoint Chrismon, Kenneth W. Brand ("Brand"), Steven W. Troyan ("Troyan"), Sharon R. Hetman ("Hetman"), and Michael S. Delin ("Delin") to the Purchaser's Board of Directors, and (ii) appoint Chrismon as Chairman of the Board and President of Purchaser, Brand as Chief Executive Officer of Purchaser, Troyan as Vice President of Construction of Purchaser, Hetman as Secretary of Purchaser, and Delin as the Chief Financial Officer and Treasurer of Purchaser.

     7. Representations, Warranties and Covenants of Seller. Seller, and each of the Shareholders represent, warrant and covenant, on a joint and several basis, as follows:

     (a) Organization; Due Authorization. Seller is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Florida. Each Shareholder that is a limited liability company is duly incorporated, validly existing and in good standing under the laws of its state of organization. The execution, delivery and performance of this Agreement by Seller and the Shareholders shall have been duly authorized by all requisite and necessary corporate action and will not result in a breach, constitute a default under or violate the corporate charter or bylaws of Seller or any Shareholder which is an entity, or any agreement, instrument, law, rule, regulation, judgment, decree or order to which Seller or any Shareholder is a party or is bound. This Agreement constitutes the legal, valid and binding obligations of Seller and the Shareholders, enforceable against each of them in accordance with its terms, except as may be limited by the availability of equitable remedies or by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

     (b) Consents; Applicable Laws. No approval, authorization or consent of, or filing with, any governmental authority or any other third party is required in connection with the execution and delivery by Seller or the Shareholders of this Agreement and the consummation of the transactions contemplated hereby, other than consents that have been obtained prior to Closing. The Seller is in compliance with all laws, rules, and regulations applicable to Seller, except for any immaterial noncompliance which does not have a material adverse effect upon Seller or the Business.

     (c) Title to Assets. Seller is the sole and exclusive legal owner of all right, title and interest in, and has good and marketable title to, all of the Assets, free and clear of liens, claims and encumbrances.

     (d) Assets and Contracts. The Seller has furnished to Purchaser true, accurate and complete copies of all of the contracts which comprise a portion of the Assets listed on the schedule attached hereto as Schedule 1 (collectively, the "Contracts"). No Contract has been amended or modified or the rights and obligations evidenced thereby otherwise affected, except by a written instrument which has also been provided to Purchaser. All Contracts are assignable, valid, binding, existing, and enforceable in all material respects, and no party has defaulted under any such Contract in any material respect. The transactions contemplated by this Agreement will not affect the continuance in full force and effect of all Contracts, and there is no dispute among the parties to any such Contract. Neither Seller nor any Shareholder has received notice of any plan or intention of any other party to any such Contract to exercise any right to cancel or terminate any such Contract, and neither Seller nor any Shareholder knows of any fact that would justify the exercise of such right. Neither Seller nor any Shareholder currently contemplates any amendment or change to any of the Contracts.

     (e) Intellectual Property. Seller owns or has the right to use and assign to Purchaser all the intellectual property rights which comprise a portion of the Assets and are listed on the attached Schedule 1.

     (f) Taxes. All tax reports and returns relating to the sale of the Assets (including sales, use, income, and property taxes) due on or before the date of this Agreement have been filed with the appropriate federal, state and local governmental agencies, such tax reports and returns are accurate, complete and correct in all material respects, and Seller has paid all taxes, penalties, interest, deficiencies, assessments or other charges due.

     (g) Litigation. There is no order of any court, governmental agency or authority and no action, suit, proceeding or investigation, judicial, administrative or otherwise, of which Seller or any Shareholder has knowledge that is pending or threatened against or affecting the Assets or which challenges the validity or propriety of any of the transactions contemplated by this Agreement.

     (h) Securities Representations. Each Shareholder is acquiring the shares of Common Stock to be issued to such Shareholder pursuant to this Agreement for investment for his, her or its own account and not with a view to, or for resale in connection with, a distribution of any part thereof, nor with any present intention of selling or distributing any part thereof. Each Shareholder is either an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC, or is being appointed as an officer and director of the Purchaser upon the Closing of the transactions contemplated by this Agreement. Each Shareholder is sophisticated and well-informed, and has such knowledge and experience in financial and business matters in general and in investments in particular, as is necessary to enable such Shareholder to evaluate the merits and risks of an investment in the Purchaser. Each Shareholder understands that such Shareholder's shares of Common Stock are not registered under the Securities Act of 1933, as amended, (the "Securities Act") or any state securities act, and as a result, such shares must be held by the Shareholder indefinitely unless such shares are registered under the Securities Act or an exemption from registration is available. Each Shareholder acknowledges and agrees that such Shareholder shall not transfer the shares of Common Stock received by such Shareholder unless such shares are registered under the Securities Act or an exemption from registration permitting such transfer is available.

     (i) Completeness of Disclosure. No representation or warranty by Seller or any Shareholder in this Agreement, nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Purchaser pursuant hereto, or in connection with the negotiation, execution or performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not misleading.

     (j) Finders and Brokers. No person has as a result of any agreement or action of Seller or any Shareholder, any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

     (k) Retention of Counsel. Seller and each Shareholder, on their own behalf as parties to this Agreement, represent and acknowledge that Purchaser has previously advised, and again hereby advises, prior to the execution of this Agreement, that Seller and each Shareholder each seek the advice of an attorney and an accountant in connection with this Agreement and the transactions contemplated hereby, and that Seller and each Shareholder have each had the opportunity to seek the advice of an attorney and an accountant of their choice in connection with this Agreement and the transactions contemplated hereby, and have in fact consulted with attorneys and accountants of their choice with respect to this Agreement and the transactions contemplated hereby.

     8. Representations, Warranties and Covenants of Purchaser. Purchaser represents, warrants and covenants as follows:

     (a) Organization; Execution. Purchaser is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Utah. The execution, delivery and performance of this Agreement by Purchaser shall have been duly authorized by all requisite and necessary corporate action and provided that Purchaser obtains the consent of its Lenders (as defined herein), will not result in a breach, constitute a default under or violate the corporate charter or bylaws of Purchaser, or any agreement, instrument, law, rule, regulation, judgment, decree or order to which Purchaser is a party or is bound. This Agreement constitutes the legal, valid and binding obligations of Purchaser, enforceable against it in accordance with its terms, except as may be limited by the availability of equitable remedies or by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

     (b) Consents; Applicable Laws. No approval, authorization or consent of, or filing with, any governmental authority or other third party is required in connection with the execution and delivery by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby, other than consents that have been obtained prior to Closing. The Purchaser is in compliance with all laws, rules and regulations applicable to Purchaser, except for any immaterial noncompliance which does not have a material adverse effect upon Purchaser.

     (c) Capitalization. Immediately prior to Closing, the authorized capital of the Borrower consists of Two Hundred Fifty Million (250,000,000) shares of Common Stock of which 41,678,227 shares are issued and outstanding. After the 83,000,0000 shares of Common Stock are issued to the Shareholders, 124,678,227 shares of the Purchaser's Common Stock will be issued and outstanding. Set forth on Schedule 8(c) to this Agreement is a true and correct capitalization table listing, to the best knowledge of the Purchaser, all of the Purchaser's issued and outstanding shares of Common Stock (excluding 15,412,907 shares consisting of 13,476,147 registered shares and 1,936,760 restricted shares), after issuance of the 83,000,000 shares to the Shareholders. Schedule 8(c) also contains a list of options outstanding under the Purchaser's Stock Option Plan, and certain outstanding warrants held by a limited number of Purchaser investors.

     (d) Purchase and Conversion Rights. The Purchaser has previously entered into that certain Securities Purchase Agreement dated as of May 8, 2001 and that certain Letter Agreement dated as of March 29, 2002 pursuant to which a limited group of investors (collectively, the "Lenders") have purchased certain Convertible Debentures and Warrants from the Purchaser, dated May 8, 2001, July 30, 2001, and March 29, 2002, respectively. Other than the rights of the Lenders and the rights of the option and warrant holders described on Schedule 8(c), there are no shares of Common Stock reserved for issuance pursuant to options, warrants or other securities or any outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Purchaser for any shares of its Common Stock.

     (e) Shareholders. Upon issuance of the stock certificates representing their shares of Common Stock, the Shareholders will own the number of shares listed in Section 3 of this Agreement by each such Shareholder's name. Each of the Shareholders will own valid and marketable title to such shares, free and clear of all mortgages, claims, liens, security interests, options, pledges or encumbrances of any kind whatsoever, other than any restrictions or encumbrances in favor of or required by the Lenders, and restrictions on transfer created by federal or state securities laws.

     (f) Litigation. There is no order of any court, governmental agency or authority and no action, suit, proceeding or investigation, judicial, administrative or otherwise, (i) pending against Purchaser, except as disclosed in Purchaser's filings and reports made with the SEC, or (ii) of which Purchaser has knowledge which challenges the validity or propriety of any of the transactions contemplated by this Agreement.

     9. Covenants. Seller and each Shareholder covenant and agree with Purchaser, jointly and severally, that from and after the execution and delivery of this Agreement to and including the date of Closing (and thereafter as reflected below), each of them shall comply with the covenants set forth below applicable to each of them, and Purchaser covenants and agrees that it shall similarly comply with said covenants to the extent applicable to it.

     (a) Best Efforts. Seller and each Shareholder and Purchaser shall take all reasonable action necessary to consummate the transactions contemplated by this Agreement and will use all reasonable means at their disposal to attempt to obtain all necessary consents and approvals of lenders (including Purchaser's Lenders), shareholders and other persons and governmental authorities required to enable it to consummate the transactions contemplated by this Agreement. Seller acknowledges that Purchaser cannot guarantee the consent of its Lenders to this Agreement, and Purchaser's failure to obtain such consents shall not constitute a default hereunder.

     (b) Additional Information and Financial Statements. To the extent required by Purchaser, Purchaser and Seller shall utilize their commercially reasonable efforts and cooperate to provide the financial information necessary to present any pro forma consolidated financial statements, including a pro forma consolidated balance sheet and pro forma consolidated income statements, for all periods required to be presented, including the notes thereto, and in the form and manner required for use in the Form 8-K and/or any other document required to be filed with the SEC, requiring the presentation of Purchaser's financial statements under generally accepted accounting principles.

     (c) Ordinary Course. Until Closing, Seller shall operate the Business in its ordinary course and shall not take any action which is outside of the ordinary course or which could have a material adverse effect on the Business or any Contract.

     10. Conditions to Closing. All obligations of Purchaser, Seller, and the Shareholders under this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions, it being understood that any party may, in its sole discretion, waive any or all of such conditions in whole or in part:

     (a) Representations. The parties to this Agreement shall have performed in all material respects the covenants and agreements contained in this Agreement that are to be performed by each of them at or prior to the Closing, and the representations and warranties of the parties contained in this Agreement shall be true and correct as of the Closing Date with the same effect as though made at such time (except as contemplated or permitted by this Agreement); provided that, no party may refuse to close based upon its own failure to perform a covenant or agreement or comply with a representation or warranty.

     (b) Consents. All consents and approvals of governmental agencies, and from lenders (including Purchaser's Lenders) and any other third parties required to consummate the transactions contemplated by this Agreement, shall have been obtained and shall be in full force and effect.

     (c) Closing Deliveries. Each party shall have received each of the documents or items required to be delivered to it pursuant to Section 4 and Curtis and Cunningham shall have executed the Termination Agreements and delivered them to the Purchaser.

     (d) Election of Board Members. As of the Closing Date, the persons named in
Section 6 of this Agreement shall have been appointed to the Board of Directors of the Purchaser, effective immediately after the Closing.

     11. Survival. All representations, warranties, covenants and agreements made by any party to this Agreement or pursuant hereto shall be deemed to be material and to have been relied upon by the parties hereto and shall survive the Closing for a period of 24 months.

12.       Indemnification.


     (a) Seller. Seller hereby indemnifies and agrees to hold harmless Purchaser against and in respect of any and all costs, damages, claims, losses, expenses (including attorneys' fees), liabilities or deficiencies, whether known or unknown, resulting from any misrepresentation, omission, nonfulfillment or breach by Seller of any covenant, representation or warranty contained and set forth in this Agreement, or the breach or default in the performance by Seller hereunder, and Seller shall indemnify and hold Purchaser harmless, on a joint and several basis, from and against, and shall pay and reimburse Purchaser for any and all damage, loss, cost and expense (including attorneys' fees) incurred by reason of such misrepresentation, omission, nonfulfillment or breach. The amount of any such costs, damages, claims, losses, expenses, liabilities or deficiencies shall be limited to the amount of actual monetary loss or liability directly resulting therefrom and suffered by Purchaser.

     (b) Purchaser. Purchaser hereby indemnifies and agrees to hold harmless Seller against and in respect of any and all costs, damages, claims, losses, expenses (including attorneys' fees), liabilities or deficiencies, whether known or unknown, resulting from any misrepresentation, omission, nonfulfillment or breach by Purchaser of any covenant, representation or warranty contained and set forth in this Agreement, or the breach or default in the performance by Purchaser of any of the obligations to be performed by or on behalf of Purchaser hereunder, and Purchaser shall indemnify and hold Seller harmless from and against, and shall pay and reimburse Seller for any and all damage, loss, cost and expense (including attorneys' fees) incurred by reason of such misrepresentation, omission, nonfulfillment or breach. The amount of any such costs, damages, claims, losses, expenses, liabilities or deficiencies shall be limited to the amount of actual monetary loss or liability directly resulting therefrom and suffered by Seller.

     (c) Notice of Claim. An indemnified party shall give an indemnifying party prompt notice of any claim or the commencement of any action in respect of which indemnity may be sought hereunder. An indemnifying party shall have the right (but not the duty) to participate in any such action, and the indemnifying party shall have the right to control the defense thereof. The parties hereto will cooperate in the conduct of such action and shall take all measures in connection with such action as may be reasonably requested.


13.        Miscellaneous.

     (a) Invalidity of Particular Provisions. If any term or provision of this Agreement or the application thereof to any person or circumstance shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof. If any provision of this Agreement is held invalid or unenforceable because the fulfillment of such provision would involve exceeding the limit of validity prescribed by law, then upon the occurrence of such circumstances, the obligation to be fulfilled shall be reduced to the limit of validity prescribed by law. If the provision of this Agreement that is found to be invalid or unenforceable cannot be modified so as to be enforceable under existing laws, this Agreement shall be construed and enforced as if such provision had not been included herein.

     (b) Expenses. The Seller and/or the Shareholders shall pay all the fees and expenses incurred by Seller, the Shareholders and the Purchaser in connection with the transactions contemplated by this Agreement (including, without limitation, accountants' and attorneys' fees and costs incurred by Purchaser in connection with this Agreement and the transactions contemplated herein) at Closing, and, if there is no Closing, then upon Purchaser's demand. If any action is brought for breach of this Agreement or to enforce any provision of this Agreement, the prevailing party shall be entitled to recover court costs, expenses and reasonable attorneys' fees.

     (c) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of Seller, the Shareholders and Purchaser.

     (d) Counterparts. This Agreement may be executed in multiple counterparts by the parties hereto, each of which shall constitute an original, and all of which when taken together shall constitute but one and the same Agreement.

     (e) Assignment. This Agreement or any portion thereof may not be assigned without the prior written consent of all parties.

     (f) Notices. Any notice, instruction, request, or other document to be given under this Agreement to any party shall be in writing and deemed given on the date it is delivered personally or sent by registered or certified mail, with postage prepaid, or by facsimile with receipt of confirmation to the address designated on the signature page hereof. The addresses of the parties are listed beside the signature lines. Any party may change his address for purposes of this section by giving notice of such change of address to the other party in the manner herein provided for giving notice.

     (g) Entire Agreement. This Agreement (including the schedules and exhibits hereto which are hereby incorporated as parts hereof by this reference), and the documents delivered pursuant to this Agreement, constitute the entire agreement and understanding between the parties hereto and supersede any prior agreement or understanding relating to the subject matter of this Agreement.

     (h) Captions. Captions in this Agreement are solely for the purposes of identification and shall not in any manner alter or vary the interpretation or construction of this Agreement.

     (i) Applicable Law. This Agreement shall be governed by, interpreted, construed, and enforced in accordance with the laws of the State of Texas. Venue shall be in the federal and state courts of Tarrant County, Texas.

     (j) Amendments and Modifications. This Agreement shall not be modified, amended, or changed in any respect except in a writing duly signed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement as of the date first set forth above.

PURCHASER:                                e resources inc

                                          By:_______________________
                                          Name: Christopher D. Curtis
                                          Its: Chief Executive Officer
                                          Address:  304 North Highway 377
                                          Roanoke, Texas  76262


SELLER:                                   KRC COMMUNICATIONS, INC.

                                          By:_______________________
                                          Name: Keith Roy Chrismon
                                          Its: Chief Executive Officer
                                          Address:___________________


SHAREHOLDERS:                             (see attached signature pages)










#196066 v4
80315-13

This Shareholder Signature Page is a part of, and shall be attached to, that certain Asset Purchase Agreement (the "Agreement") by and among e resources inc, a Utah corporation, KRC Communications, Inc., a Florida corporation, and certain persons named in the Agreement as the "Shareholders". By execution of this signature page, the undersigned (i) acknowledges that he is one of the Shareholders named in the Agreement, and (ii) agrees to be bound by all of the terms and conditions of the Agreement applicable to him.


                                               --------------------------
                                               Keith Roy Chrismon
                                               Address:___________________
                                               --------------------------

This Shareholder Signature Page is a part of, and shall be attached to, that certain Asset Purchase Agreement (the "Agreement") by and among e resources inc, a Utah corporation, KRC Communications, Inc., a Florida corporation, and certain persons named in the Agreement as the "Shareholders". By execution of this signature page, the undersigned (i) acknowledges that he is one of the Shareholders named in the Agreement, and (ii) agrees to be bound by all of the terms and conditions of the Agreement applicable to him.


                                          --------------------------
                                          Kenneth W. Brand
                                          Address:___________________
                                          --------------------------

This Shareholder Signature Page is a part of, and shall be attached to, that certain Asset Purchase Agreement (the "Agreement") by and among e resources inc, a Utah corporation, KRC Communications, Inc., a Florida corporation, and certain persons named in the Agreement as the "Shareholders". By execution of this signature page, the undersigned (i) acknowledges that he is one of the Shareholders named in the Agreement, and (ii) agrees to be bound by all of the terms and conditions of the Agreement applicable to him.



                                          --------------------------
                                          Steven W. Troyan
                                          Address:___________________
                                          --------------------------

This Shareholder Signature Page is a part of, and shall be attached to, that certain Asset Purchase Agreement (the "Agreement") by and among e resources inc, a Utah corporation, KRC Communications, Inc., a Florida corporation, and certain persons named in the Agreement as the "Shareholders". By execution of this signature page, the undersigned (i) acknowledges that he is one of the Shareholders named in the Agreement, and (ii) agrees to be bound by all of the terms and conditions of the Agreement applicable to him.

                                          --------------------------
                                          Mike Delin
                                          Address:___________________
                                          --------------------------

This Shareholder Signature Page is a part of, and shall be attached to, that certain Asset Purchase Agreement (the "Agreement") by and among e resources inc, a Utah corporation, KRC Communications, Inc., a Florida corporation, and certain persons named in the Agreement as the "Shareholders". By execution of this signature page, the undersigned (i) acknowledges that she is one of the Shareholders named in the Agreement, and (ii) agrees to be bound by all of the terms and conditions of the Agreement applicable to her.


                                          --------------------------
                                          Sharon R. Hetman
                                          Address:___________________
                                          --------------------------

This Shareholder Signature Page is a part of, and shall be attached to, that certain Asset Purchase Agreement (the "Agreement") by and among e resources inc, a Utah corporation, KRC Communications, Inc., a Florida corporation, and certain persons named in the Agreement as the "Shareholders". By execution of this signature page, the undersigned (i) acknowledges that it is one of the Shareholders named in the Agreement, and (ii) agrees to be bound by all of the terms and conditions of the Agreement applicable to it.

                                          Quandry, LLC
                                          a Florida limited liability company

                                          By:__________________________
                                          Name:________________________
                                          Its:___________________________
                                          Address:______________________
                                          -----------------------------

This Shareholder Signature Page is a part of, and shall be attached to, that certain Asset Purchase Agreement (the "Agreement") by and among e resources inc, a Utah corporation, KRC Communications, Inc., a Florida corporation, and certain persons named in the Agreement as the "Shareholders". By execution of this signature page, the undersigned (i) acknowledges that he is one of the Shareholders named in the Agreement, and (ii) agrees to be bound by all of the terms and conditions of the Agreement applicable to it.


                                          Amber Run, LLC
                                          A Florida limited liability company

                                          By:__________________________
                                          Name:________________________
                                          Its:___________________________
                                          Address:______________________
                                          -----------------------------

                                                 EXHIBIT A

                                                 BILL OF SALE
STATE OF FLORIDA
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ___________


     That, the undersigned, KRC Communications, Inc., a Florida corporation ("Seller"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer, convey and deliver unto e resources inc, a Utah corporation and its successors and assigns (the "Purchaser"), the Assets (as such term is defined in that certain Asset Purchase Agreement between Seller and Purchaser), which Assets are set forth on
Schedule 1 hereto, intending hereby to convey all of the right, title and interest, legal or equitable, contingent, deferred or otherwise of Seller in and to the Assets, free and clear of all liens and encumbrances whatsoever.

     To have and to hold the Assets hereby sold, assigned, transferred, conveyed and delivered unto Purchaser and its successors and assigns, for their own use and benefit forever.

     Seller hereby covenants and agrees to and with Purchaser, its successors and assigns, to execute and deliver such instruments of conveyance and assignment and to take such action as Purchaser, its successors and assigns may reasonably request to more effectively transfer to and vest in Purchaser, and to put Purchaser in possession of, the Assets.

     This instrument, and the rights and obligations of the parties hereto shall be governed by, construed and enforced in accordance with the substantive laws of the State of Texas, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, Seller has caused this Assignment and Bill of Sale to be duly executed and delivered this the ____ day of ______, 2002.


                                          KRC Communications, Inc.
                                          a Florida corporation

                                          By: __________________________________
                                          Name: Keith Roy Chrismon
                                          Its:  Chief Executive Officer

                                                                      Schedule 1

                                     ASSETS


1. Communications Site Agreement between Bruce Clark and KRC Communications, Inc. dated June 10, 2002.

2. Communications Site Agreement between Vortex Communications, LLC and KRC Communications, Inc. dated December 16, 2001.

3. Communications Site Agreement between Jim and Sharon R. Hetman and KRC Communications, Inc. dated December 11, 2001.

4. Communications Site Agreement between Jim and Sharon R. Hetman and KRC Communications, Inc. dated January 9, 2002.

5. Communications Site Agreement between Astralis Corporation and KRC Communications, Inc. dated January 15, 2002 with respect to the cellular communications tower to be built at the location commonly known as "Native 501".

6. Communications Site Agreement between Astralis Corporation and KRC Communications, Inc. dated January 15, 2002 with respect to the cellular communications tower to be built at the location commonly known as "Native 502".

7. Communications Site Agreement between Astralis Corporation and KRC Communications, Inc. dated January 15, 2002 with respect to the cellular communications tower to be built at the location commonly known as "Native 05".

8. Communications Site Agreement between Astralis Corporation and KRC Communications, Inc. dated January 15, 2002 with respect to the cellular communications tower to be built at the location commonly known as "Native 04".

9. Communications Site Agreement between Astralis Corporation and KRC Communications, Inc. dated January 15, 2002 with respect to the cellular communications tower to be built at the location commonly known as "Native 03".

10.  All intellectual property with respect to the Business.


                                                                      Schedule 5

                             SHARES TO BE REGISTERED

Shareholder                              No. Shares              Date Issued
                                         Common Stock
-----------------------                 --------------           -----------
Amen Corner, L.P.                         1,046,592               6/10/2002
Charles E. Cunningham                     1,000,000               6/10/2002
Edward F. Slavin                          1,046,592               6/10/2002
G. Patrick Kelvin                         1,046,592               6/10/2002
Christopher D. Curtis                       200,000               6/10/2002
Christopher D. Curtis                     4,000,000               6/10/2002
Christopher D. Curtis                     2,900,000               6/10/2002
Charles C. Cunningham                     2,500,000               6/10/2002
R. Lee Matzig                             1,200,000               6/10/2002
Richard Distler                             500,000               6/10/2002
Hallett & Perrin, P.C.                    1,000,000               6/10/2002
Vince Bove                                   23,315                2/7/2000
C2 Inc.                                      46,631                2/7/2000
Charles C. Cunningham                        23,315                2/7/2000
Charles C. Cunningham                       242,150               3/17/2000
Charles C. Cunningham                     2,813,358               3/17/2000
Christopher D. Curtis                     1,049,194               3/17/2000
Christopher D. Curtis                     1,787,479               3/17/2000
Chris Dishman                               116,577                2/7/2000
Richard T. Distler                           60,000                1/8/2001
Erik Foster                                  23,315                2/7/2000
Hallett & Perrin, P.C.                      100,000                1/8/2001
G. Patrick Kevlin                           816,040                2/7/2000
R. Lee Matzig                             2,500,000                1/4/2000
William J. and Sue L. Morris                  3,000                1/8/2001
Nicol A. Ray                                  6,000                1/8/2001
Mark A. Roos                                 23,315                2/7/2000
Brian Sapp                                    3,000                1/8/2001
Edward F. Slavin                            209,839                2/7/2000
                                         ----------
TOTAL:                                   26,286,304


                                                                      Schedule 7

                          SELLER'S DISCLOSURE SCHEDULE



None.




                                                                   Schedule 8(c)

                                 CAPITALIZATION


Shares of Common Stock Issued and Outstanding (excluding 15,412,907 shares consisting of 13,476,147 registered shares and 1,936,760 restricted shares):

Name                                        No. Shares           Date Issued
-------------------------                ---------------        -------------
Vince Bove                                   23,315                02/07/2000
C2, Inc.                                     46,631                02/07/2000
Charles C. Cunningham                        23,315                02/07/2000
                                          2,813,358                03/17/2000
                                          2,500,000                06/10/2002
Chris Dishman                               116,577                02/07/2000
Erik Foster                                  23,315                02/07/2000
William J. & Sue L. Morris                    3,000                01/08/2001
Nicol A. Ray                                  6,000                01/08/2001
Mark A. Roos                                 23,315                02/07/2000
Brian Sapp                                    3,000                01/08/2001
Amen Corner, L.P.                         1,046,592                06/10/2002
Charles E. Cunningham                       242,150                03/17/2000
Charles E. Cunningham                     1,000,000                06/10/2002
Edward F. Slavin                            209,839                02/07/2000
                                          1,046,592                06/10/2002
G. Patrick Kelvin                           816,040                02/07/2000
                                          1,046,592                06/10/2002
Christopher D. Curtis                     1,049,194                02/07/2000
                                          1,787,479                03/17/2000
                                            200,000                06/10/2002
                                          4,000,000                06/10/2002
                                          2,900,000                06/10/2002
R. Lee Matzig                             2,500,000                01/04/2000
                                          1,200,000                06/10/2002
Richard T. Distler                           60,000                01/08/2001
                                            500,000                06/10/2002
Hallett & Perrin, P.C.                      100,000                01/08/2001
                                          1,000,000                06/10/2002

Total                                    26,265,320



Shares of Common Stock to be issued at Closing:

Name                                      No. Shares
-------------------                     --------------
Keith Roy Chrismon                       22,500,000
Kenneth W. Brand                         22,500,000
Steven W. Troyan                         22,500,000
Mike Delin                                3,000,000
Sharon R. Hetman                          5,000,000
Quandry, LLC                              3,750,000
Amber Run, LLC                            3,750,000

Total                                    83,000,000


Options to purchase shares of Common Stock, Outstanding and Vested:

October 10, 2000

HHF Enterprises                      50,000 options

November 1, 2000

Christopher D. Curtis                       200,000 (NS) options
Christopher D. Curtis                       300,000 (Incentive) options
Charles C. Cunningham                       150,000 (Incentive) options
Gregory McCord                               18,750 options
Michael McCord                              100,000 options
Richard Distler                              75,000 options
Christopher Dishman                          18,750 options
Mark Roos                                    25,000 options
Nicole Garcea                                10,000 options
Scott Bulmahn                                75,000 options

December 15, 2000

Charles C. Cunningham                       100,000 (Incentive) options
Mark Roos                                     2,500 options

April 27, 2001

Christopher D. Curtis                       500,000 (Incentive) options
Charles C. Cunningham                       500,000 (Incentive) options
Richard T. Distler                           75,000 options  Vest April 27, 2002
Meghan A. Crews                              10,000 options  Vest April 27, 2002
Christopher D. Curtis                       500,000 (Incentive) options
August 31, 2001


Quicksilver Interactive                     200,000 options
       Group, Inc.

December 20, 2001

Meghan A. Crews                              15,000 options
Lester W. Baker                              75,000 options
Christopher D. Curtis                       250,000 (Incentive) options
Charles C. Cunningham                       250,000 (Incentive) options


Warrants Outstanding:

Hallett & Perrin 100,000 warrants, exercisable @ $2.50, expires December 31, 2010
Richard Distler 60,000 warrants, exercisable @ $2.50, expires December 31, 2010
Nicole Ray 6,000 warrants, exercisable @ $2.50, expires December 31, 2010
Brian Sap 3,000 warrants, exercisable @ $2.50, expires December 31, 2010
Sue Morris 3,000 warrants, exercisable @ $2.50, expires December 31, 2010
